UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

August 6, 2026
Date of Report (date of earliest event reported)

Omada Health, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42679	45-2355015
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

	611 Gateway Blvd, Suite 120 South San Francisco, California	94080
	(Address of Principal Executive Offices)	(Zip Code)
(888) 987-8337
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	OMDA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02    Results of Operations and Financial Condition.

On August 6, 2026, Omada Health, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended June 30, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Leadership Transition

On August 6, 2026, the Company announced that Sean Duffy, the Company’s current Chief Executive Officer, will become the Company’s Executive Chairman of the Board of Directors (the “Board”), and Wei-Li Shao, the Company’s current President, will succeed Mr. Duffy as the Company’s Chief Executive Officer (the “Leadership Transition”) effective January 1, 2027 (the “Transition Date”). The Leadership Transition was approved by the Board on August 5, 2026. Each of Mr. Duffy and Mr. Shao will continue to serve in their current roles through the Transition Date.

In connection with the Leadership Transition, on August 5, 2026, the Board also approved the appointment of Mr. Shao as a Class I director, effective as of the Transition Date, to serve for a term expiring at the 2029 Annual Meeting of Stockholders and until his successor is elected and qualified or until his earlier death, resignation or removal.

Mr. Shao currently serves as a principal executive officer of the Company in his role as President, and as such his business experience and certain other information required by Item 5.02(c) has previously been described in the Company’s Definitive Proxy Statement on Schedule 14A filed on April 28, 2026 with the U.S. Securities and Exchange Commission, which information is incorporated herein by reference.

The Board has not yet approved any compensation changes in connection with the Leadership Transition.

Appointment of Lead Independent Director

On August 5, 2026, the Board approved the appointment of Jeryl Hilleman as Lead Independent Director, effective as of the Transition Date. Ms. Hilleman will continue to serve as the Chairperson of the Board through the Transition Date.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release, dated August 6, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMADA HEALTH, INC.

Date: August 6, 2026	By:	/s/ Sean Duffy
Sean Duffy Chief Executive Officer